Exhibit 10-1


                                 AMENDMENT NO. 1
                                       To
                           LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 1 dated as of July 31, 1997 is made by SYRATECH CORPORATION, a Delaware corporation, TOWLE MANUFACTURING COMPANY, a Delaware corporation, LEONARD FLORENCE ASSOCIATES, INC., a Massachusetts corporation, WALLACE INTERNATIONAL SILVERSMITHS, INC., a Delaware corporation, SYRATECH HOLDING CORPORATION, an Arkansas corporation, RAUCH INDUSTRIES, INC. a North Carolina corporation, ROCHARD, INC., a New York corporation, HOLIDAY PRODUCTS, INC., a North Carolina corporation, FARBERWARE INC., a Delaware corporation, SILVESTRI, INC., a Delaware corporation, the financial institutions parties hereto from time to time as Lenders, and NATIONSBANK, N.A. (formerly named NATIONSBANK, N.A. (SOUTH), a national banking association ("NATIONSBANK"), as administrative agent for the Lenders (the "Administrative Agent").

                             Preliminary Statements

         The Borrowers, the Lenders and the Administrative Agent are parties to a Loan and Security Agreement dated as of April 16, 1997 (said Agreement, the "Loan Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

         The Borrowers have requested that certain provisions of the Loan Agreement be corrected or clarified and the Lenders and the Administrative Agent have agreed to amend the Loan Agreement as hereinafter set forth, upon and subject to all of the terms, conditions and provisions hereof.

         NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1.Amendments to Loan Agreement. The Loan Agreement is hereby amended, effective as of the Effective Date, subject to the provisions of
Section 2, by

        (a) amending Section 1.1 Definitions by


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                  (i) amending the definition "Lee Affiliates" in its entirety to read as follows:

                  Lee Affiliates means Lee, Thomas H. Lee Equity Fund III, L.P., Thomas H. Lee Foreign Fund III, L.P., THC Co-Investors III-A, LLC, THL Co-Investors III-B, LLC and any individual who is, at the date of determination, an employee of Lee.

                  (ii)amending the definition "Letter of Credit" in its entirety to read as follows:

                  Letter of Credit means any letter of credit issued (a) for the account of a Borrower by any Lender and outstanding on the Effective Date pursuant to a Reimbursement Agreement satisfactory to the Administrative Agent or (b) by NationsBank pursuant to the Master L/C Agreement or Article 3.

                  (iii) amending the definition "Permitted Guaranties" in its entirety to read as follows:

                  Permitted Guaranties means (i) any Guaranty by one Borrower of Indebtedness of any other Borrower incurred in the ordinary course of business of such other Borrower, and (ii) Guaranties arising out of the endorsement of negotiable instruments for deposit or collection, the issuance of Letters of Credit for the account of Syratech Hong Kong pursuant to the terms of the Master L/C Agreement, and similar transactions in the ordinary course of business.

         (b) amending clause (iii)(A) of Section 12.1(m) thereof in its entirety to read as follows:

                  (A) Lee Affiliates shall have ceased to control (including by a proxy granted to them or any of them by the registered owner thereof or other voting agreement satisfactory to the Administrative Agent in its reasonable business judgment), at least a majority of the outstanding voting stock of Syratech or

         Section 2. Effectiveness of Amendment. This Amendment shall become effective as of April 16, 1997, the Effective Date, on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received each of the following documents (in sufficient copies for each Lender):

         (a) this Amendment duly executed and delivered by each Borrower and the Required Lenders,


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         (b) a certificate of the Secretary of each Borrower having attached thereto the articles or certificate of incorporation and bylaws of such Borrower as in effect on the Amendment Effective Date attached thereto (or containing the certification of such Secretary that no amendment or modification of such articles or certificate or bylaws has become effective since the last date on which such documents were delivered to the Administrative Agent pursuant to the Loan Agreement), and to the further effect that the incumbency certificate and corporate action delivered in connection with the occurrence of the Effective Date remain in effect, unchanged,

         (c) a certificate of the President or Financial Officer of Syratech to the effect that

                  (i) the representations and warranties of the Borrowers contained in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, and

                  (ii) no Default or Event of Default has occurred and is continuing,

and such statements shall be true, and

         (d) such other documents, certificates and instruments in connection with the effectiveness of this Amendment as the Administrative Agent or any Lender may reasonably request.

         Section 3. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 4. Counterpart Execution; Governing Law.

         (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.


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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          BORROWERS:

                                          SYRATECH CORPORATION

                                          By: /s/ E. Merle Randolph
                                              ------------------------------
                                          Name:  E. Merle Randolph
                                          Title: Chief Financial Officer/
                                                 Vice President

                                          TOWLE MANUFACTURING COMPANY

                                          By: /s/ E. Merle Randolph
                                              ------------------------------
                                          Name:  E. Merle Randolph
                                          Title: Chief Financial Officer/
                                                 Vice President

                                          LEONARD FLORENCE ASSOCIATES,
                                          INC.

                                          By: /s/ E. Merle Randolph
                                              ------------------------------
                                          Name:  E. Merle Randolph
                                          Title: Chief Financial Officer/
                                                 Vice President

                                          WALLACE INTERNATIONAL
                                          SILVERSMITHS, INC.

                                          By: /s/ E. Merle Randolph
                                              ------------------------------
                                          Name:  E. Merle Randolph
                                          Title: Chief Financial Officer/
                                                 Vice President

                                          SYRATECH HOLDING CORPORATION

                                          By: /s/ Richard Freiman
                                              ------------------------------
                                          Name:  Richard Freiman
                                          Title: President


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                                          RAUCH INDUSTRIES, INC.

                                          By: /s/ E. Merle Randolph
                                              -------------------------------
                                          Name:  E. Merle Randolph
                                          Title: Chief Financial Officer/
                                                 Vice President

                                          ROCHARD, INC.

                                          By: /s/ E. Merle Randolph
                                              -------------------------------
                                          Name:  E. Merle Randolph
                                          Title: Chief Financial Officer/
                                                 Vice President/Treasurer

                                          HOLIDAY PRODUCTS, INC.

                                          By: /s/ E. Merle Randolph
                                              -------------------------------
                                          Name:  E. Merle Randolph
                                          Title: Chief Financial Officer/
                                                 Vice President/Treasurer

                                          FARBERWARE INC.

                                          By: /s/ E. Merle Randolph
                                              -------------------------------
                                          Name:  E. Merle Randolph
                                          Title: Chief Financial Officer/
                                                 Vice President

                                          SILVESTRI, INC.

                                          By: /s/ E. Merle Randolph
                                              -------------------------------
                                          Name:  E. Merle Randolph
                                          Title: Chief Financial Officer/
                                                 Vice President

                                          ADMINISTRATIVE AGENT:

                                          NATIONSBANK, N.A. (f/k/a NationsBank,
                                          N.A. (South)

                                          By: /s/ John C. Glazebrook
                                              -------------------------------
                                          Name:  John C. Glazebrook
                                          Title: Vice President


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                                          LENDERS:

                                          NATIONSBANK, N.A. (f/k/a  NationsBank,
                                          N.A.

                                          By: /s/ John C. Glazebrook
                                              -------------------------------
                                          Name:  John C. Glazebrook
                                          Title: Vice President

                                          AMERICAN NATIONAL BANK AND
                                          TRUST COMPANY OF CHICAGO

                                          By: /s/ Elizabeth J. Limpert
                                              -------------------------------
                                          Name:  Elizabeth J. Limpert
                                          Title: First Vice President

                                          BANKBOSTON, N.A. (f/k/a The First
                                          National Bank of Boston

                                          By: /s/ Andrew A. Doherty
                                              -------------------------------
                                          Name:  Andrew A. Doherty
                                          Title: Vice President

                                          FLEET NATIONAL BANK

                                          By: /s/ Scott E. Carpenter
                                              -------------------------------
                                          Name:  Scott E. Carpenter
                                          Title: Vice President

                                          UNION BANK OF CALIFORNIA, N.A.

                                          By: /s/ Greg Ennis
                                              -------------------------------
                                          Name:  Greg Ennis
                                          Title: Vice President



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                                          BHF-BANK AKTIENGESELLSCHAFT

                                          By: /s/ Thomas J. Scifo
                                              ------------------------------
                                          Name:  Thomas J. Scifo
                                          Title: Assistant Vice President

                                          By: /s/ Paul Travers
                                              ------------------------------
                                          Name:  Paul Travers
                                          Title: Vice President

                                          SANWA BUSINESS CREDIT
                                          CORPORATION

                                          By: /s/ Lawrence J. Placek
                                              ------------------------------
                                          Name:  Lawrence J. Placek
                                          Title: Vice President



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